UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

 COMPANIES

Investment Company Act file number_811-21357

_Franklin Limited Duration Income Trust

(Exact name of registrant as specified in charter)

_One Franklin Parkway, San Mateo, CA  94403-1906

Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (650) 312-2000

Date of fiscal year end: 3/31

Date of reporting period: 3/31/17

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON INVESTMENTS

Annual Report

March 31, 2017

Franklin Limited Duration Income Trust

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Not part of the annual report 1

Annual Report

Franklin Limited Duration Income Trust

Dear Shareholder:

We are pleased to bring you Franklin Limited Duration Income Trust’s annual report for the fiscal year ended March 31, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks to provide high, current income, with a secondary objective of capital appreciation to the extent possible and consistent with the Fund’s primary objective, through a portfolio consisting primarily of high yield corporate bonds, floating rate corporate loans and mortgage- and other asset-backed securities.

Performance Overview

For the 12 months under review, the Fund had cumulative total returns of +12.02% based on net asset value and +14.07% based on market price. Net asset value increased from $12.38 per share on March 31, 2016, to $12.91 at period-end, and the market price increased from $11.34 to $11.97 over the same period. You can find the Fund’s long-term performance data in the Performance Summary on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Economic and Market Overview

The U.S. economy expanded during the 12 months under review amid healthy consumer spending. The economy strengthened in 2016’s second and third quarters, but moderated in 2016’s fourth quarter and 2017’s first quarter as private inventory investment slowed and government spending declined. The manufacturing sector generally expanded, and the services sector continued to grow. The unemployment rate decreased from 5.0% in March 2016 to 4.5% at period-end.1 Monthly retail sales were volatile, but grew during most of the review period. Inflation generally increased during the period, as measured by the Consumer Price Index.

After maintaining its target interest rate in 0.25%–0.50% range for nearly a year, the U.S. Federal Reserve (Fed), at its December meeting, increased its target range for the federal funds rate to 0.50%–0.75%, as policymakers noted improvement in U.S. labor market and inflation. The Fed kept its interest rate unchanged at its February meeting, but incoming economic data, along with statements by Fed officials in late February and early March, heightened many investors’ expectations for a March interest-rate hike. The Fed, at its March meeting, made the widely anticipated increase in its federal funds target rate to 0.75%–1.00%.

*Total investments include long-term and short-term investments and exclude preferred stock issued by the Fund and other financial leverage.
**Includes collateralized loan obligations.
***Rounds to less than 0.1% of total investments.

1. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 10.

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The 10-year Treasury yield, which moves inversely to its price, shifted throughout the period. It rose from 1.78% on March 31, 2016, to a period high of 2.62% on March 13, 2017. However, negative interest rates in Japan and Europe, and central banks’ purchases of government bonds, pushed down the Treasury yield. The U.K.’s historic referendum to leave the European Union in June 2016 (also known as “Brexit”) also boosted safe haven buying by investors. The Treasury yield had reached a period low of 1.37% in early July, and ended the period at 2.40%. The yield rose in October due to positive economic data and signals from the Fed about the possibility of an increase in interest rates in the near term. The U.S. Treasury yield further increased in November and December, amid a bond market selloff, based on investor expectations that possible expansionary fiscal policies under new U.S. President Donald Trump could lead to a stronger economy and higher inflation.

Investment Strategy

We invest in a diversified mix of fixed income securities, primarily high yield corporate bonds, senior secured floating rate corporate loans, and mortgage- and other asset-backed securities. Our top-down analysis of macroeconomic trends combined with a bottom-up analysis of market sectors, industries and issuers drives our investment process. We seek to maintain a limited duration, or interest rate sensitivity, to moderate the impact that fluctuating interest rates might have on the Fund’s fixed income portfolio. Within the corporate bond and corporate loan sectors, we seek securities trading at reasonable valuations from issuers with characteristics such as strong market positions, stable cash flows, reasonable capital structures, supportive asset values, strong sponsorship and improving credit fundamentals. In the mortgage- and other asset-backed securities sector, we look to capture an attractive income stream and total return through our analysis of security prepayment assumptions, potential pricing inefficiencies and underlying collateral characteristics.

Manager’s Discussion

During the period under review, high yield corporate bonds returned +17.38%, as measured by the Credit Suisse (CS) High Yield Index.2 Leveraged loans had a +9.74% total return, as measured by the CS Leveraged Loan Index (LLI), while mortgage-backed securities had a total return of +0.17%, as measured by the Bloomberg Barclays U.S. Mortgage-Backed Securities (MBS) Fixed Rate Index.2,3 Over the past 12 months our sector exposures did not change materially.

High Yield Corporate Bonds

High yield bonds posted a +17.38% return for the 12 months ended March 31, 2017, as measured by the CS High Yield Index. The index’s spread to U.S. Treasuries narrowed over the period. Strong performance and spread compression were the result of contributions from all major sectors. Energy and metals and minerals sectors led the way, while retail trailed the group but was additive nonetheless. During this period, lower quality ratings tiers outperformed higher tiers. Distressed companies, in particular, performed well during the period.

The prolonged period of low rates has encouraged certain companies to engage in shareholder friendly activities such as dividends and share-buybacks, a trend we are watching closely. Primarily due to the energy and metals and minerals sectors, defaults increased over the period, although they had begun to decrease again at period-end driven by the search for yield in a generally low rate environment, a relatively strong bid for high yield assets persists.

On March 31, 2017, the difference between the yield of the CS High Yield Index and U.S. Treasury bonds was 4.50%. At period-end, the difference in yields—or yield spread—was notably less than the long term average difference between high yield corporate bond and Treasury bond yields, which was 6.49%. Combining the recent period of spread compression, expectations for continued moderate economic growth, and strong demand for high yield assets, we have moved to a slightly underweighted position in high yield corporate bonds relative to our blended benchmark.

Floating Rate Corporate Loans

During the period, the floating rate corporate loan asset class returned +9.74%, as measured by the CS LLI. Improvements in commodity prices and continued expectations of accommodative monetary policy spurred a rally in loan prices at the beginning of the period, which continued amid a more favorable technical environment, in our analysis. An imbalance between supply and demand led to stronger bids, especially for loans trading at steeper discounts to par.

2. Source: Morningstar.
3. Source: Credit Suisse Group.
The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondataresources.com for additional data provider information.

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FRANKLIN LIMITED DURATION INCOME TRUST

Distributions*
4/1/16–3/31/17
Distributions per
Month	Common Share (cents)
April	6.20
May	6.20
June	6.20
July	6.20
August	6.20
September	6.20
October	6.20
November	6.20
December	10.82
January	10.86
February	10.91
March	10.88
Total	93.07
*The distribution amount is the sum of all distributions to shareholders for the period shown and includes net investment income and tax return of capital. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Activity in the primary market ramped up during the period, but a large portion of transactions included repricing deals (refinancing transactions that cut spreads). As a majority of loans traded above par toward period-end due to strong demand, repricing activity remained elevated. Furthermore, as volume from mergers and acquisitions was relatively subdued, opportunistic issuance by issuers increased, including higher levels of dividend deals and second lien loans.

Rising rates and the prospect of further rate hikes generated heightened interest in the asset class, especially among retail investors looking for a possible hedge against higher interest rates. Inflows accelerated into loan retail vehicles prior to the Fed’s increase of its benchmark rate in December and March. Moreover, the increase in London Interbank Offered Rate during the course of the period led a large portion of the loan market to use a floating rate as a benchmark, rather than a fixed floor, and attracted investors seeking floating rate income.

Collateralized loan obligations (CLOs) are structured credit vehicles comprised of bank loans. Over the period, demand for CLOs increased, driven primarily by banks and other non-U.S. entities. The demand led to increasingly tight spreads in the primary and secondary CLO markets, which led to more vehicles refinancing deals to lower their liability spreads. As risk retention rules took effect toward the end of 2016, CLO issuance increased as managers attempted to launch deals prior to the regulations becoming effective. However, the volume of new CLO vehicles remained relatively muted compared to previous years due to continuing issues of challenging arbitrage from loan refinancing and the lack of collateral.

The default rate declined during the period as defaults from the prior year rolled off the calculation. The increase in refinancing and demand also helped to push impending maturities farther out and reduced the number of loans trading at distressed levels. Taking supply, demand and relative value into consideration, we have moved to a slight underweighted position in bank loans relative to our blended benchmark.

Mortgage-Backed and Asset-Backed Securities

High-quality securitized sectors performed well during the period. Agency MBS, asset-backed securities (ABS) and investment-grade commercial mortgage-backed securities (CMBS) all produced positive total returns, but underper-formed high yield corporate bonds and corporate loans.

With volatility low and spreads on the tight end of their historic range, agency MBS valuations remained relatively fairly valued. The Fed’s continued reinvestment of principal proceeds back into agency MBS and moderate supply have provided positive technical support for the sector. Without the Fed’s support, MBS is more vulnerable to supply shocks until alternative demand sources emerge. Banks, mortgage real estate investment trusts, overseas investors and domestic money managers are possible sources, but would need to increase their allocation to the sector to compensate for the Fed’s reduced presence in the MBS sector. As we move closer to the Fed ceasing reinvestment, coupled with tight spreads, we anticipate higher expected MBS basis volatility. Over the period, lower mortgage rates increased prepayment speeds in select periods, but overall prepayment expectations remain anchored.

In agency MBS, the portfolio’s mortgage exposure had the heaviest allocation to 3.5% and 4.0% coupon securities. We remained allocated to the CMBS sector and ABS sector in securities we viewed as fundamentally sound bonds at attractive valuations.

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Thank you for your continued participation in Franklin Limited Duration Income Trust. We look forward to serving your future investment needs.

Sincerely,

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN LIMITED DURATION INCOME TRUST

Performance Summary as of March 31, 2017

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gains distributions, if any, or any realized gains on the sale of Fund shares. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance[1]
	Cumulative Total Return[2]		Average Annual Total	Return[2]
	Based on	Based on	Based on	Based on
	NAV[3]	market price[4]	NAV[3]	market price[4]
1-Year	+12.02%	+14.07%	+12.02%	+14.07%
5-Year	+28.60%	+20.84%	+5.16%	+3.86%
10-Year	+82.90%	+80.68%	+6.22%	+6.09%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Share Prices
Symbol: FTF	3/31/17	3/31/16	Change
Net Asset Value (NAV)	$12.91	$12.38	+$0.53
Market Price (NYSE)	$11.97	$11.34	+$0.63

Distributions (4/1/16–3/31/17)
Net Investment	Tax Return
Income	of Capital	Total
$0.5665	$0.3642	$0.9307

All investments involve risks, including possible loss of principal. Interest rate movements and mortgage prepayments will affect the Fund’s share price and yield.
Bond prices generally move in the opposite direction of interest rates. As prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share pricemay decline. Investments in lower rated bonds include higher risk of default and loss of principal. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.

1. Figures are for common shares. As of 3/31/17, the Fund had leverage in the amount of 33.42% of the Fund’s total portfolio. The Fund employs leverage through the issuance of Auction Preferred Shares and purchase of Mortgage Dollar Rolls. The use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares). The cost of leverage rises and falls with changes in short-term interest rates. Such increases/decreases in the cost of the Fund’s leverage may be offset by increased/decreased income from the Fund’s floating rate investments.
2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
3. Assumes reinvestment of distributions based on net asset value.
4. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.

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Important Notice to Shareholders

Managed Distribution Plan and Tender Offer

Managed Distribution Plan

The Board of Trustees (the “Board”) of the Fund announced the adoption of a managed distribution plan (the “Plan”) on October 17, 2016 under which the Fund began, in January 2017, making monthly distributions to common shareholders at an annual minimum fixed rate of 10% based on average monthly net asset value (“NAV”) of the Fund’s common shares. The primary purpose of the Plan is to provide the Fund’s shareholders with a constant, but not guaranteed, fixed minimum rate of distribution each month. The plan is intended to narrow the discount between the market price and the NAV of the Fund’s common shares, but there is no assurance that the plan will be successful in doing so.

Under Plan, to the extent that sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution level. No conclusions should be drawn about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Plan. The Board may amend the terms of the Plan or terminate the Plan at any time without prior notice to the Fund’s shareholders. The amendment or termination of the Plan could have an adverse effect on the market price of the Fund’s common shares. The Plan will be subject to periodic review by the Board, including a yearly review of the annual minimum fixed rate to determine if an adjustment should be made.

The Fund will calculate the average NAV from the previous month based on the number of business days in that month on which the NAV is calculated. The distribution will be calculated as 10% of the previous month’s average NAV, divided by 12. Typically, it is expected that the distribution will be declared by press release 10 days before the last business day of each month, with the record date on the last business day of the month. The payment date for the distribution will typically be during the middle of the next month.

With each distribution that does not consist solely of net investment income, the Fund will issue a notice to shareholders and an accompanying press release that will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its full fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell them how to report these distributions for federal income tax purposes.

The Fund may at times distribute more than its net investment income and net realized capital gains; therefore, a portion of the distribution may result in a return of capital. A return of capital occurs when some or all of the money that shareholders invested in the Fund is paid back to them. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. Any such returns of capital will decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make the level of distributions called for under its plan, the Fund may have to sell portfolio securities at a less than opportune time.

The Fund may apply to the U.S. Securities and Exchange Commission (the “SEC”) for an exemptive order allowing it to make multiple capital gains distributions over the course of the year, which, if implemented, could decrease the amount of return of capital included in the Fund’s distribution. There is no guarantee that the SEC will grant the order, or that the Fund will immediately implement the order if granted.

Tender Offer

The Board also authorized the Fund to conduct a tender offer during the first calendar quarter of 2017. On January 19, 2017, the Fund announced a tender offer to purchase up to 15 percent of its issued and outstanding common shares (3,988,963 shares), each without par value. The tender offer period commenced on January 30, 2017 and expired at 11:59 p.m. Eastern Standard Time on Friday, March 3, 2017, at which time the tender offer was oversubscribed. The Fund accepted the maximum allowed by the offer of 3,988,963 shares for cash payment at a price equal to $12.73 per share. This purchase price was 98% of the Fund’s net asset value (“NAV”) per share of $12.99 as of the close of regular trading on the New York Stock Exchange on the March 6, 2017 pricing date. Because the total number of shares tendered exceeded the number of shares offered to purchase, all tendered shares were subject to pro-ration in accordance with the terms of the Offer to Purchase. Under final pro-ration, approximately 29.5% of the shares tendered were accepted for payment.

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FRANKLIN LIMITED DURATION INCOME TRUST

IMPORTANT NOTICE TO SHAREHOLDERS

Modification of the Discount Narrowing Program, including Continuation of the Share Repurchase Program

The Board will continue the open-market share repurchase program previously announced on April 20, 2016, authorizing the Fund to purchase, from time to time, up to 10% of the Fund’s common shares in open-market transactions, at the discretion of management. In light of the tender offer, the Board is suspending the discount measurement period it announced on April 20, 2016. Consistent with the policy expressed by the Board in its announcement on April 20, 2016, however, the Board will continue to actively monitor the Fund’s discount and evaluate strategies in the context of market conditions, and expects to take strong measures as needed.

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Financial Highlights
		Year Ended March 31,
	2017	2016	2015	2014	2013
Per common share operating performance
(for a common share outstanding throughout the year)
Net asset value, beginning of year	$12.38	$13.87	$14.36	$14.30	$13.82
Income from investment operations:
Net investment income[a]	0.62	0.72	0.73	0.80	0.90
Net realized and unrealized gains (losses)	0.85	(1.41)	(0.33)	0.20	0.62
Dividends to preferred shareholders from net investment income .	(0.07)	(0.06)	(0.06)	(0.06)	(0.05)
Total from investment operations	1.40	(0.75)	0.34	0.94	1.47
Less distributions to common shareholders from:
Net investment income	(0.57)	(0.74)	(0.83)	(0.88)	(0.99)
Tax return of capital.	(0.36)	—	—	—	—
Total distributions	(0.93)	(0.74)	(0.83)	(0.88)	(0.99)
Repurchase of shares	0.06	—	—	—	—
Net asset value, end of year.	$12.91	$12.38	$13.87	$14.36	$14.30
Market value, end of year[b]	$11.97	$11.34	$12.17	$13.05	$14.82

Total return (based on market value per share)	14.07%	(0.44)%	(0.35)%	(5.85)%	13.41%

Ratios to average net assets applicable to
common shares[c]
Expenses before waiver and payments by affiliates and expense
reduction	1.35%	1.16%	1.14%	1.12%	1.13%
Expenses net of waiver and payments by affiliates and expense
reduction	1.32%[d]	1.16%[d,e]	1.14%[d,e]	1.12%[d,e]	1.13%
Net investment income	4.83%	5.52%	5.14%	5.65%	6.44%

Supplemental data
Net assets applicable to common shares, end of year (000’s)	$291,875	$332,132	$372,080	$385,388	$383,632
Portfolio turnover rate	265.00%	270.16%	289.67%	318.57%	295.39%
Portfolio turnover rate excluding mortgage dollar rolls[f]	93.00%	81.78%	92.15%	137.85%	106.42%
Asset coverage per preferred share	$74,809	$75,991	$76,665	$78,686	$79,157
Liquidation preference per preferred share	$25,000	$25,000	$25,000	$25,000	$25,000

aBased on average daily shares outstanding.
bBased on the last sale on the NYSE MKT.
cBased on income and expenses applicable to both common and preferred shares.
dBenefit of expense reduction rounds to less than 0.01%.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fSee Note 1(e) regarding mortgage dollar rolls.

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FRANKLIN LIMITED DURATION INCOME TRUST

Statement of Investments, March 31, 2017
		Shares/
	Country	Warrants	Value

Common Stocks and Other Equity Interests 1.2%
Energy 1.0%
[a] CHC Group LLC.	Cayman Islands	15,521	$221,170
[a] Energy XXI Gulf Coast Inc	United States	19,083	571,918
[a] Energy XXI Gulf Coast Inc., wts., 12/30/21	United States	5,004	30,024
[a,b] Halcon Resources Corp	United States	67,554	510,461
[a] Halcon Resources Corp., wts., 9/09/20	United States	6,408	11,310
[a] Linn Energy Inc	United States	17,897	519,013
[a] Midstates Petroleum Co. Inc	United States	364	6,716
[a,c] Midstates Petroleum Co. Inc., wts., 4/21/20	United States	2,579	290
[a,b] Nine Point Energy LLC	United States	18,477	300,000
[a] Penn Virginia Corp	United States	1,658	75,025
[a,d] Penn Virginia Corp., 144A	United States	2,071	93,713
[a] Samson Resources II LLC	United States	31,225	499,600
			2,839,240
Materials 0.0%†
[a] Verso Corp., A	United States	4,163	24,978
[a] Verso Corp., wts., 7/25/23	United States	438	—
			24,978
Transportation 0.0%†
[a,c] CEVA Holdings LLC	United States	112	22,428
Utilities 0.2%
Vistra Energy Corp	United States	34,251	558,291
Total Common Stocks and Other Equity Interests
(Cost $8,141,197)			3,444,937

Convertible Preferred Stocks 0.2%
Energy 0.2%
[a,b] Nine Point Energy Holdings Inc., cvt. pfd	United States	404	377,604
Transportation 0.0%†
[a,c] CEVA Holdings LLC, cvt. pfd., A-1	United States	6	2,100
[a,c] CEVA Holdings LLC, cvt. pfd., A-2	United States	243	60,687
			62,787
Total Convertible Preferred Stocks (Cost $747,552)			440,391

		Principal
		Amount*

Convertible Bonds (Cost $1,476,542) 0.5%
Energy 0.5%
CHC Group LLC/CHC Finance Ltd., cvt., zero cpn., 10/01/20	Cayman Islands	798,131	1,472,552
Corporate Bonds 50.1%
Automobiles & Components 0.9%
Fiat Chrysler Automobiles NV, senior note, 4.50%, 4/15/20	United Kingdom	1,500,000	1,537,500
The Goodyear Tire & Rubber Co.,
senior bond, 5.00%, 5/31/26.	United States	700,000	719,250
senior note, 5.125%, 11/15/23	United States	300,000	312,938
			2,569,688

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STATEMENT OF INVESTMENTS

		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Banks 1.9%
[e] Bank of America Corp., junior sub. bond, M, 8.125% to 5/15/18, FRN thereafter,
Perpetual.	United States	1,500,000	$1,565,625
[e] Citigroup Inc., junior sub. bond, M, 6.30% to 5/15/24, FRN thereafter, Perpetual	United States	1,300,000	1,356,875
[e] JPMorgan Chase & Co., junior sub. bond, R, 6.00% to 8/01/23, FRN thereafter,
Perpetual.	United States	1,500,000	1,567,950
Royal Bank of Scotland Group PLC, sub. note, 6.125%, 12/15/22	United Kingdom	1,000,000	1,061,905
			5,552,355
Capital Goods 1.8%
CNH Industrial Capital LLC, senior note, 3.875%, 10/15/21	United States	1,200,000	1,203,612
[d] Cortes NP Acquisition Corp., senior note, 144A, 9.25%, 10/15/24	United States	1,600,000	1,720,000
[d] HD Supply Inc., senior note, 144A, 5.75%, 4/15/24	United States	400,000	421,720
[d] Terex Corp., senior note, 144A, 5.625%, 2/01/25	United States	500,000	508,125
TransDigm Inc.,
senior sub. bond, 6.50%, 5/15/25	United States	500,000	505,625
senior sub. note, 6.00%, 7/15/22	United States	500,000	507,800
[d] senior sub. note, 144A, 6.50%, 5/15/25	United States	300,000	303,375
			5,170,257
Commercial & Professional Services 0.2%
United Rentals North America Inc., senior bond, 5.875%, 9/15/26	United States	600,000	627,750
Consumer Durables & Apparel 1.6%
[d] Beazer Homes USA Inc., senior note, 144A, 8.75%, 3/15/22	United States	1,300,000	1,426,750
[d] Hanesbrands Inc., senior note, 144A, 4.625%, 5/15/24	United States	1,100,000	1,090,375
KB Home, senior note, 7.00%, 12/15/21	United States	1,100,000	1,215,500
[d] Taylor Morrison Communities Inc./Monarch Communities Inc., senior note, 144A,
5.875%, 4/15/23	United States	1,000,000	1,055,000
			4,787,625
Consumer Services 3.0%
[d] 24 Hour Holdings III LLC, senior note, 144A, 8.00%, 6/01/22	United States	1,000,000	837,500
[d] International Game Technology PLC, senior note, 144A, 5.625%, 2/15/20.	United States	1,500,000	1,567,500
[d] KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, senior note,
144A, 5.00%, 6/01/24	United States	1,400,000	1,433,250
MGM Resorts International, senior note, 8.625%, 2/01/19	United States	1,000,000	1,102,500
[d] ROC Finance LLC/ROC Finance 1 Corp., senior secured note, first lien, 144A,
6.75%, 11/15/21	United States	1,400,000	1,452,500
[d] Silversea Cruise Finance Ltd., first lien, 144A, 7.25%, 2/01/25.	Bahamas	600,000	634,500
[d] Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., senior bond, 144A, 5.50%,
3/01/25	United States	900,000	916,875
[d] Wynn Macau Ltd., senior note, 144A, 5.25%, 10/15/21	Macau	800,000	822,000
			8,766,625
Diversified Financials 1.9%
Aircastle Ltd., senior note, 4.125%, 5/01/24	United States	700,000	702,625
[d] Lincoln Finance Ltd., senior secured note, 144A, 7.375%, 4/15/21	Netherlands	1,000,000	1,063,750
Navient Corp.,
senior note, 5.00%, 10/26/20	United States	300,000	300,000
senior note, 5.875%, 3/25/21	United States	200,000	202,000
senior note, 6.625%, 7/26/21	United States	700,000	726,250
senior note, 7.25%, 9/25/23	United States	1,100,000	1,111,000
[d] Park Aerospace Holdings Ltd., senior note, 144A, 5.25%, 8/15/22	Ireland	1,500,000	1,561,875
			5,667,500

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Annual Report

FRANKLIN LIMITED DURATION INCOME TRUST
STATEMENT OF INVESTMENTS

		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Energy 6.0%
[f,g] BreitBurn Energy Partners LP/BreitBurn Finance Corp., senior bond, 7.875%,
4/15/22	United States	500,000	$302,500
California Resources Corp.,
[d] secured note, second lien, 144A, 8.00%, 12/15/22	United States	924,000	756,525
senior note, 5.50%, 9/15/21	United States	37,000	27,935
Calumet Specialty Products Partners LP/Calumet Finance Corp.,
senior note, 7.75%, 4/15/23	United States	1,000,000	845,000
[d] senior note, 144A, 11.50%, 1/15/21.	United States	500,000	580,000
[d] Cheniere Corpus Christi Holdings LLC,
senior secured note, 144A, 7.00%, 6/30/24	United States	700,000	774,375
senior secured note, first lien, 144A, 5.875%, 3/31/25	United States	600,000	627,750
CONSOL Energy Inc.,
senior note, 5.875%, 4/15/22	United States	500,000	496,875
senior note, 8.00%, 4/01/23	United States	700,000	739,375
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., senior
note, 6.25%, 4/01/23	United States	1,500,000	1,563,750
CSI Compressco LP/CSI Compressco Finance Inc., senior note, 7.25%, 8/15/22	United States	400,000	382,000
Energy Transfer Equity LP, senior note, first lien, 7.50%, 10/15/20	United States	1,500,000	1,680,000
[d,h] EnQuest PLC, 144A, PIK, 7.00%, 10/15/23	United Kingdom	1,042,280	787,852
Ferrellgas LP/Ferrellgas Finance Corp., senior note, 6.75%, 6/15/23	United States	800,000	756,000
[d] Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., senior note, 144A,
8.625%, 6/15/20	United States	500,000	481,250
Martin Midstream Partners LP/Martin Midstream Finance Corp., senior note,
7.25%, 2/15/21	United States	900,000	913,500
[d] Murray Energy Corp., secured note, second lien, 144A, 11.25%, 4/15/21	United States	800,000	616,000
QEP Resources Inc., senior bond, 5.25%, 5/01/23	United States	500,000	492,695
Sanchez Energy Corp.,
senior note, 7.75%, 6/15/21	United States	900,000	893,250
senior note, 6.125%, 1/15/23	United States	300,000	279,750
Weatherford International Ltd.,
senior note, 5.125%, 9/15/20	United States	400,000	405,000
senior note, 7.75%, 6/15/21	United States	1,000,000	1,082,500
senior note, 4.50%, 4/15/22	United States	400,000	385,000
WPX Energy Inc., senior note, 7.50%, 8/01/20.	United States	1,500,000	1,597,500
			17,466,382
Food, Beverage & Tobacco 1.7%
Constellation Brands Inc.,
senior note, 3.875%, 11/15/19	United States	900,000	937,942
senior note, 4.75%, 12/01/25	United States	200,000	215,800
[d] Cott Holdings Inc., senior note, 144A, 5.50%, 4/01/25.	Canada	1,500,000	1,530,450
[d] Dole Food Co. Inc., senior secured note, 144A, 7.25%, 5/01/19	United States	300,000	306,375
[d] Lamb Weston Holdings Inc., senior note, 144A, 4.625%, 11/01/24	United States	1,100,000	1,124,750
[d] Post Holdings Inc.,
senior note, 144A, 6.00%, 12/15/22.	United States	100,000	105,625
senior note, 144A, 7.75%, 3/15/24	United States	300,000	332,313
senior note, 144A, 5.50%, 3/01/25	United States	400,000	401,000
			4,954,255

12 Annual Report

franklintempleton.com

FRANKLIN LIMITED DURATION INCOME TRUST
STATEMENT OF INVESTMENTS

		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Health Care Equipment & Services 3.2%
Acadia Healthcare Co. Inc., senior note, 6.50%, 3/01/24	United States	400,000	$422,000
Alere Inc., senior sub. note, 6.50%, 6/15/20	United States	300,000	303,750
CHS/Community Health Systems Inc.,
senior note, 8.00%, 11/15/19	United States	900,000	885,375
senior secured note, first lien, 6.25%, 3/31/23.	United States	700,000	716,625
[d] Envision Healthcare Corp., senior note, 144A, 6.25%, 12/01/24	United States	500,000	526,250
HCA Inc.,
senior bond, 5.875%, 5/01/23	United States	900,000	974,250
senior note, 7.50%, 2/15/22	United States	500,000	573,125
senior secured bond, first lien, 5.875%, 3/15/22	United States	1,000,000	1,102,500
[d] MPH Acquisition Holdings LLC, senior note, 144A, 7.125%, 6/01/24.	United States	1,300,000	1,400,912
Tenet Healthcare Corp.,
first lien, 6.00%, 10/01/20.	United States	500,000	530,000
senior note, 5.00%, 3/01/19	United States	1,000,000	1,006,530
senior note, 5.50%, 3/01/19	United States	900,000	915,750
			9,357,067
Materials 8.1%
[d,h] ARD Finance SA, senior secured note, 144A, PIK, 7.125%, 9/15/23.	Luxembourg	600,000	619,500
[d] Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc.,
senior note, 144A, 4.25%, 9/15/22	Luxembourg	300,000	303,000
senior note, 144A, 6.00%, 2/15/25	Luxembourg	500,000	508,750
[d] Barminco Finance Pty. Ltd., senior note, 144A, 9.00%, 6/01/18	Australia	1,000,000	1,055,000
[d] BlueScope Steel Ltd./BlueScope Steel Finance, senior note, 144A, 6.50%,
5/15/21	Australia	1,500,000	1,590,000
[d,i] BWAY Holding Co., secured note, 144A, 5.50%, 4/15/24.	United States	1,500,000	1,515,000
[d] Cemex SAB de CV, senior secured bond, 144A, 7.75%, 4/16/26	Mexico	400,000	450,724
The Chemours Co., senior note, 6.625%, 5/15/23	United States	1,500,000	1,597,500
[d] CVR Partners LP/CVR Nitrogen Finance Corp., secured note, second lien, 144A,
9.25%, 6/15/23	United States	1,500,000	1,545,000
[d] Eldorado Gold Corp., senior note, 144A, 6.125%, 12/15/20	Canada	800,000	824,000
[d] First Quantum Minerals Ltd.,
senior note, 144A, 7.00%, 2/15/21	Canada	1,261,000	1,305,135
senior note, 144A, 7.25%, 4/01/23	Canada	300,000	304,125
[d] FMG Resources (August 2006) Pty. Ltd., senior secured note, 144A, 9.75%,
3/01/22	Australia	1,200,000	1,380,000
[d] Grinding Media Inc./MC Grinding Media Canada Inc., senior secured note, 144A,
7.375%, 12/15/23	United States	500,000	526,250
[d] HudBay Minerals Inc., senior note, 144A, 7.25%, 1/15/23	Canada	400,000	426,000
[d] Novelis Corp., senior note, 144A, 6.25%, 8/15/24	United States	1,300,000	1,358,500
[d] Owens-Brockway Glass Container Inc.,
senior note, 144A, 5.00%, 1/15/22	United States	900,000	929,250
senior note, 144A, 5.875%, 8/15/23.	United States	400,000	424,000
[d] Platform Specialty Products Corp.,
senior note, 144A, 10.375%, 5/01/21	United States	300,000	334,500
senior note, 144A, 6.50%, 2/01/22	United States	900,000	938,250
[d] Rain CII Carbon LLC/CII Carbon Corp., second lien, 144A, 8.25%, 1/15/21	United States	600,000	622,500
[d] Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer
Luxembourg SA,
first lien, 144A, 5.125%, 7/15/23	United States	400,000	411,500
senior note, 144A, 7.00%, 7/15/24	United States	100,000	107,250
[j] senior secured note, first lien, 144A, FRN, 4.523%, 7/15/21	United States	400,000	410,252

franklintempleton.com

Annual Report

FRANKLIN LIMITED DURATION INCOME TRUST
STATEMENT OF INVESTMENTS

		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Materials (continued)
[d] Sealed Air Corp.,
senior bond, 144A, 5.125%, 12/01/24	United States	500,000	$521,875
senior bond, 144A, 5.50%, 9/15/25	United States	600,000	637,500
Steel Dynamics Inc., senior note, 5.125%, 10/01/21	United States	1,500,000	1,554,375
Summit Materials LLC/Summit Materials Finance Corp., senior note, 8.50%,
4/15/22	United States	1,200,000	1,330,500
			23,530,236
Media 4.8%
[d] Altice U.S. Finance I Corp., senior secured bond, 144A, 5.50%, 5/15/26	United States	1,000,000	1,030,000
AMC Networks Inc., senior note, 5.00%, 4/01/24	United States	1,000,000	1,003,750
Cablevision Systems Corp., senior note, 8.625%, 9/15/17	United States	1,000,000	1,028,750
CCO Holdings LLC/CCO Holdings Capital Corp.,
senior bond, 5.25%, 9/30/22.	United States	1,500,000	1,560,000
[d] senior note, 144A, 5.125%, 5/01/23.	United States	500,000	516,250
Clear Channel Worldwide Holdings Inc.,
senior note, 6.50%, 11/15/22	United States	700,000	730,184
senior sub. note, 7.625%, 3/15/20	United States	800,000	810,000
CSC Holdings LLC,
senior note, 6.75%, 11/15/21	United States	1,000,000	1,086,875
senior note, 5.25%, 6/01/24	United States	500,000	499,375
iHeartCommunications Inc., senior secured bond, first lien, 9.00%, 3/01/21	United States	1,500,000	1,143,750
[d] Nexstar Broadcasting Inc., senior note, 144A, 5.625%, 8/01/24	United States	500,000	508,750
[d] Radio One Inc., senior sub. note, 144A, 9.25%, 2/15/20	United States	600,000	582,000
[d] Virgin Media Secured Finance PLC,
senior secured bond, first lien, 144A, 5.50%, 1/15/25	United Kingdom	1,100,000	1,130,250
senior secured bond, first lien, 144A, 5.50%, 8/15/26	United Kingdom	400,000	407,000
[d] WMG Acquisition Corp.,
secured note, first lien, 144A, 5.00%, 8/01/23	United States	100,000	101,375
senior note, 144A, 5.625%, 4/15/22.	United States	1,806,000	1,875,982
			14,014,291
Pharmaceuticals, Biotechnology & Life Sciences 2.4%
[d] Concordia International Corp.,
senior note, 144A, 7.00%, 4/15/23	Canada	900,000	184,500
senior secured note, first lien, 144A, 9.00%, 4/01/22	Canada	500,000	363,125
[d] Endo Finance LLC/Endo Ltd./Endo Finco Inc.,
senior bond, 144A, 6.00%, 2/01/25	United States	1,000,000	857,500
senior note, 144A, 6.00%, 7/15/23	United States	500,000	440,000
Grifols Worldwide Operations Ltd., senior note, 5.25%, 4/01/22	United States	600,000	622,890
Horizon Pharma Inc., senior note, 6.625%, 5/01/23	United States	1,200,000	1,182,000
[d] Jaguar Holding Co. II/Pharmaceutical Product Development LLC, senior note,
144A, 6.375%, 8/01/23	United States	1,200,000	1,257,000
[d] Valeant Pharmaceuticals International Inc.,
first lien, 144A, 6.50%, 3/15/22	United States	200,000	206,250
senior note, 144A, 5.375%, 3/15/20.	United States	500,000	449,375
senior note, 144A, 5.625%, 12/01/21	United States	500,000	405,000
[d] Valeant Pharmaceuticals International, senior note, 144A, 6.375%, 10/15/20	United States	1,000,000	910,000
			6,877,640

14 Annual Report

franklintempleton.com

FRANKLIN LIMITED DURATION INCOME TRUST
STATEMENT OF INVESTMENTS

		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Real Estate 0.5%
Equinix Inc., senior bond, 5.875%, 1/15/26	United States	300,000	$319,875
MPT Operating Partnership LP/MPT Finance Corp.,
senior bond, 5.25%, 8/01/26.	United States	300,000	297,000
senior note, 6.375%, 3/01/24	United States	700,000	756,000
			1,372,875
Retailing 0.9%
Dollar Tree Inc., senior note, 5.25%, 3/01/20	United States	400,000	412,580
Netflix Inc., senior note, 5.50%, 2/15/22	United States	1,500,000	1,601,250
[d] PetSmart Inc., senior note, 144A, 7.125%, 3/15/23.	United States	700,000	666,750
			2,680,580
Semiconductors & Semiconductor Equipment 0.5%
[d] Microsemi Corp., senior note, 144A, 9.125%, 4/15/23	United States	600,000	692,250
Qorvo Inc., senior note, 6.75%, 12/01/23.	United States	700,000	762,125
			1,454,375
Software & Services 2.2%
[d] BMC Software Finance Inc., senior note, 144A, 8.125%, 7/15/21	United States	1,500,000	1,518,750
[d] CyrusOne LP/CyrusOne Finance Corp., senior note, 144A, 5.00%, 3/15/24	United States	300,000	309,000
[d] First Data Corp.,
secured note, first lien, 144A, 5.00%, 1/15/24	United States	1,700,000	1,736,125
senior note, 144A, 7.00%, 12/01/23.	United States	500,000	537,500
Infor (U.S.) Inc., senior note, 6.50%, 5/15/22	United States	1,800,000	1,858,680
[d] Symantec Corp., senior note, 144A, 5.00%, 4/15/25	United States	600,000	614,676
			6,574,731
Technology Hardware & Equipment 1.3%
[d] Blackboard Inc., second lien, 144A, 9.75%, 10/15/21	United States	1,538,000	1,538,000
[d] Diamond 1 Finance Corp./Diamond 2 Finance Corp., senior note, 144A, 5.875%,
6/15/21	United States	400,000	420,642
Western Digital Corp., senior note, 10.50%, 4/01/24	United States	1,600,000	1,888,000
			3,846,642
Telecommunication Services 4.2%
[d] Block Communications Inc., senior note, 144A, 6.875%, 2/15/25	United States	400,000	425,000
CenturyLink Inc., senior bond, 5.625%, 4/01/25	United States	1,400,000	1,345,750
[d] Digicel Group Ltd., senior note, 144A, 8.25%, 9/30/20	Bermuda	1,200,000	1,035,900
[d] Digicel Ltd., senior note, 144A, 6.00%, 4/15/21	Bermuda	700,000	634,788
Intelsat Jackson Holdings SA, senior note, 7.25%, 4/01/19	Luxembourg	1,100,000	1,054,625
[d] Millicom International Cellular SA, senior note, 144A, 6.625%, 10/15/21	Luxembourg	1,500,000	1,575,187
[d] Sprint Communications Inc.,
senior note, 144A, 9.00%, 11/15/18.	United States	400,000	436,500
senior note, 144A, 7.00%, 3/01/20	United States	600,000	655,500
Sprint Corp.,
senior bond, 7.125%, 6/15/24	United States	300,000	321,000
senior note, 7.25%, 9/15/21	United States	500,000	541,095
T-Mobile USA Inc.,
senior bond, 6.50%, 1/15/24.	United States	500,000	541,250
senior note, 6.125%, 1/15/22	United States	1,000,000	1,058,750
senior note, 4.00%, 4/15/22	United States	700,000	715,750
[d] Wind Acquisition Finance SA,
secured note, second lien, 144A, 7.375%, 4/23/21	Italy	1,500,000	1,561,680
senior secured note, first lien, 144A, 4.75%, 7/15/20	Italy	500,000	510,000
			12,412,775

franklintempleton.com

Annual Report

FRANKLIN LIMITED DURATION INCOME TRUST
STATEMENT OF INVESTMENTS

		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Transportation 0.5%
[d] Florida East Coast Holdings Corp., secured note, first lien, 144A, 6.75%, 5/01/19 .	United States	1,000,000	$1,032,500
[d] XPO Logistics Inc., senior note, 144A, 6.125%, 9/01/23	United States	300,000	313,125
			1,345,625
Utilities 2.5%
Calpine Corp., senior note, 5.375%, 1/15/23	United States	1,500,000	1,526,250
Dynegy Inc., senior note, 6.75%, 11/01/19	United States	1,500,000	1,548,750
[d] InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	1,500,000	1,344,375
NRG Yield Operating LLC,
senior bond, 5.375%, 8/15/24	United States	500,000	510,000
[d] senior bond, 144A, 5.00%, 9/15/26	United States	1,000,000	977,500
Talen Energy Supply LLC, senior note, 6.50%, 6/01/25	United States	1,500,000	1,278,750
			7,185,625
Total Corporate Bonds (Cost $143,249,205)			146,214,899

[j,k] Senior Floating Rate Interests 48.8%
Capital Goods 2.7%
Doncasters U.S. Finance LLC, Term B Loans, 4.647%, 4/09/20	United States	1,965,848	1,953,562
Harsco Corp., Initial Term Loan, 6.00%, 11/02/23.	United States	446,981	457,037
Leidos (Abacus Innovations Corp.), B Term Loan, 3.25%, 8/16/23	United States	432,928	438,015
[l] Mueller Water Products Inc., Term Loan B, 5.38%, 11/25/21	United States	347,384	351,292
Navistar Inc., Tranche B Term Loans, 5.00%, 8/07/20	United States	3,293,070	3,335,607
Onsite Rental Group Operations Pty. Ltd., Term B Loan, 5.50%, 7/30/21	Australia	1,950,000	1,433,250
			7,968,763
Commercial & Professional Services 0.8%
Conduent Business Services LLC, Term Loan A, 3.232%, 12/07/21	United States	1,000,000	994,800
Ventia Pty. Ltd., Refinancing Term B Loans, 4.662%, 5/21/22.	Australia	1,329,046	1,339,014
			2,333,814
Consumer Services 3.9%
24 Hour Fitness Worldwide Inc., Term Loan, 4.897%, 5/28/21	United States	1,945,000	1,946,167
Avis Budget Car Rental LLC, Tranche B Term Loan, 3.15%, 3/15/22	United States	1,583,660	1,588,807
Fitness International LLC, Term A Loan, 4.732%, 4/01/20	United States	1,923,224	1,941,255
Hilton Worldwide Finance LLC, Series B-2 Term Loans, 2.982%, 10/25/23	United States	1,994,987	2,012,998
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, Term B
Loans, 2.976%, 6/16/23.	United States	1,733,985	1,744,605
[l] Las Vegas Sands LLC, Term Loan B, 3.88%, 3/28/24	United States	131,958	132,194
Sabre GLBL Inc., Incremental Term A Loan, 3.482%, 7/18/21	United States	1,949,367	1,951,398
			11,317,424
Diversified Financials 0.8%
[l] Avolon TLB Borrower I, Initial Term B-1 Loans, 3.228%, 7/20/20	United States	2,316,769	2,345,108
Energy 1.4%
Energy Transfer Equity LP, Loans, 3.539%, 2/02/24	United States	501,857	501,319
International Seaways Inc., Initial Term Loan, 5.75% - 5.79%, 8/05/19	United States	1,552,204	1,550,911
OSG Bulk Ships Inc., Initial Term Loan, 5.29%, 8/05/19	United States	2,035,947	2,013,892
			4,066,122
Food, Beverage & Tobacco 0.7%
[l] JBS USA LUX SA, Term Loan B, 3.289%, 10/30/22	Brazil	2,022,046	2,029,418
Pinnacle Foods Finance LLC, New Term Facility, 2.811%, 2/03/24	United States	133,494	134,269
			2,163,687

16 Annual Report

franklintempleton.com

FRANKLIN LIMITED DURATION INCOME TRUST
STATEMENT OF INVESTMENTS

		Principal
	Country	Amount*	Value

[j,k] Senior Floating Rate Interests (continued)
Health Care Equipment & Services 1.8%
[l] Community Health Systems Inc., 2019 Term A Loans, 5.38%, 1/27/19	United States	1,901,859	$1,902,254
Envision Healthcare Corp. (Emergency Medical), Initial Term Loans, 4.15%,
12/01/23	United States	1,189,519	1,202,901
[l] Mallinckrodt International Finance SA/CB LLC, Extended Term Loan B, 5.63%,
9/24/24	United States	2,000,000	2,002,500
			5,107,655
Household & Personal Products 1.5%
FGI Operating Co. LLC (Freedom Group), Term B Loans, 5.50%, 4/19/19	United States	1,991,646	1,945,174
Spectrum Brands Inc.,
[l] Term Loan B, 4.88%, 6/23/22	United States	34,471	34,706
Term Loans, 3.281% - 3.509%, 6/23/22	United States	2,397,831	2,418,064
			4,397,944
Materials 3.5%
Axalta Coating Systems U.S. Holdings Inc., Term B-1 Dollar Loans, 3.647%,
2/01/23	United States	1,301,371	1,314,283
The Chemours Co. LLC, Tranche B Term Loan, 6.00%, 5/12/22	United States	2,708,391	2,714,316
Cyanco Intermediate Corp., Initial Term Loan, 5.50%, 5/01/20	United States	1,879,330	1,887,943
FMG America Finance Inc. (Fortescue Metals Group), Loans, 3.75%, 6/30/19	Australia	1,488,958	1,498,823
[l] Ineos U.S. Finance LLC., 2024 Dollar Term Loan, 5.63%, 3/31/24	United States	1,550,030	1,558,749
OCI Beaumont LLC, Term B-3 Loan, 8.025%, 8/20/19	United States	1,232,050	1,262,851
			10,236,965
Media 7.3%
AMC Entertainment Holdings Inc., 2016 Incremental Term Commitments, 3.733%,
12/15/23	United States	601,480	607,194
CSC Holdings Inc. (Cablevision), 2016 Extended Term Loans, 3.943%, 10/11/24 .	United States	2,605,651	2,604,565
[l] Gray Television Inc., Term B-2 Loan, 3.334%, 2/07/24	United States	2,763,147	2,787,325
Lions Gate Entertainment Corp., Term A Loan, 3.482%, 12/08/21	United States	2,983,661	3,000,444
Live Nation Entertainment Inc., Term B-2 Loans, 3.50%, 10/31/23	United States	846,866	854,139
Mediacom LLC/US, Tranche K Term Loan, 3.20%, 2/15/24	United States	1,140,000	1,146,175
Mission Broadcasting Inc., Term B Loans, 3.943%, 1/17/24	United States	68,692	69,398
Nexstar Broadcasting Group Inc., Term B Loans, 3.943%, 1/17/24	United States	708,531	713,254
Regal Cinemas Corp., Term Loan, 3.482%, 4/01/22	United States	3,026,209	3,057,418
Sinclair Television Group Inc., Tranche B Term Loans, 3.24%, 1/31/24	United States	2,001,034	2,010,832
[l] UPC Financing Partnership, Facility AP, 3.662%, 4/15/25	United States	1,680,000	1,687,350
Virgin Media Bristol LLC, I Facility, 3.662%, 1/31/25	United States	2,622,768	2,632,603
			21,170,697
Pharmaceuticals, Biotechnology & Life Sciences 2.4%
Grifols Worldwide Operations USA Inc., Tranche B Term Loan, 3.194%, 1/31/25	United States	1,749,385	1,755,793
Horizon Pharma Inc., Incremental Term B-1 Loan, 5.50%, 5/07/21	United States	2,149,367	2,157,427
RPI Finance Trust, Term A-2 Term Loan, 3.397%, 10/14/20.	United States	1,218,663	1,221,710
Valeant Pharmaceuticals International Inc.,
[l] Series A-3 Tranche A Term Loan, 6.13%, 10/20/18	United States	39,380	39,412
Series C-2 Tranche B Term Loan, 5.45%, 12/11/19	United States	739,278	742,512
Series D-2 Tranche B Term Loan, 5.20%, 2/13/19	United States	1,013,560	1,017,994
			6,934,848
Retailing 3.7%
Ascena Retail Group Inc., Tranche B Term Loan, 5.50%, 8/21/22	United States	3,695,680	3,349,210
Dollar Tree Inc., Term A-1 Loans, 2.75%, 7/06/20.	United States	2,119,642	2,117,290
Evergreen AcqCo. 1 LP (Savers), Term Loan, 5.00%, 7/09/19	United States	2,800,782	2,490,363

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Annual Report

FRANKLIN LIMITED DURATION INCOME TRUST
STATEMENT OF INVESTMENTS

		Principal
	Country	Amount*		Value

[j,k] Senior Floating Rate Interests (continued)
Retailing (continued)
PetSmart Inc., Tranche B-2 Loans, 4.02%, 3/11/22.	United States	2,945,432		$2,824,669
				10,781,532
Semiconductors & Semiconductor Equipment 1.8%
MACOM Technology Solutions Holdings Inc., Refinancing Term Loans, 3.858%,
5/07/21	United States	2,637,451		2,681,958
MKS Instruments Inc., Tranche B-2 Term Loans, 3.732%, 5/01/23	United States	435,772		441,423
ON Semiconductor Corp., 2017 Replacement Term Loans, 3.23%, 3/31/23	United States	2,196,514		2,211,027
				5,334,408
Software & Services 3.2%
BMC Software Finance Inc., Initial U.S. Term Loans, 5.00%, 9/10/20	United States	2,819,327		2,825,870
Global Payments Inc., Delayed Draw Term Loan (A-2), 3.198%, 10/31/21	United States	2,398,267		2,402,764
[l] Rackspace Hosting Inc., 2016 Refinancing Term B Loan, 4.535%, 11/03/23	United States	2,041,718		2,059,795
Sungard Availability Services Capital Inc., Tranche B Term Loan, 6.00%, 3/29/19 .	United States	2,223,768		2,155,387
				9,443,816
Technology Hardware & Equipment 3.0%
Ciena Corp., Refinancing Term Loan, 3.478%, 1/28/22	United States	2,369,657		2,387,430
CommScope Inc., Tranche 5 Term Loans, 3.482%, 12/29/22	United States	1,795,451		1,808,903
Dell International LLC, Term A-3 Loan, 2.99%, 12/31/18	United States	2,538,306		2,544,388
Western Digital Corp., US Term B-2 Loan, 3.732%, 4/29/23	United States	1,725,470		1,739,758
Zebra Technologies Corp., Second Amendment Refinancing Term Loan, 3.60%,
10/27/21	United States	295,467		298,329
				8,778,808
Telecommunication Services 0.2%
[l] Consolidated Communications Inc., Term Loan B-2, 5.88%, 10/05/23	United States	528,246		532,076
Transportation 5.7%
Air Canada, Term Loan, 3.755%, 10/06/23	Canada	3,010,394		3,046,518
American Airlines Inc., Class B Term Loans, 3.482%, 4/28/23	United States	2,001,025		2,008,391
Delos Finance S.A.R.L. (ILFC), New Loan, 3.397%, 10/06/23	Luxembourg	2,500,000		2,526,303
Flying Fortress Inc. (ILFC), New Loan, 3.397%, 10/30/22	United States	1,629,859		1,644,970
The Hertz Corp., Tranche B-1 Term Loan, 3.732%, 6/30/23	United States	3,023,903		3,033,117
Pilot Travel Centers LLC, Term Loan B, 2.982%, 5/25/23	United States	1,496,250		1,507,627
[l] United Air Lines Inc., Term Loan B, 5.13%, 3/29/24	United States	1,000,000		1,004,688
XPO Logistics Inc., Refinancing Term Loans, 3.108%, 10/29/21.	United States	1,867,306		1,877,343
				16,648,957
Utilities 4.4%
Alinta Energy Finance Pty. Ltd.,
Delayed Draw Term Commitments, 6.375%, 8/13/18	Australia	201,515		202,858
Term B Loans, 6.375%, 8/13/19	Australia	3,031,446		3,051,657
Calpine Corp., Term Loan (B5), 3.90%, 1/15/24	United States	2,565,504		2,579,535
EFS Cogen Holdings I LLC (Linden), Term B Advance, 4.65%, 6/28/23.	United States	2,497,709		2,523,935
Lightstone Holdco LLC,
Term Loan B, 5.539%, 1/30/24	United States	939,674		946,956
Term Loan C, 5.539%, 1/30/24	United States	57,971		58,420
NRG Energy Inc., Term Loans, 3.232%, 6/30/23	United States	3,458,189		3,476,345
				12,839,706
Total Senior Floating Rate Interests (Cost $142,375,808)				142,402,330

Foreign Government and Agency Securities
($1,950,672) 0.6%
Government of Mexico, 7.75%, 12/14/17.	Mexico	320,000[m]	MXN	1,722,006

18 Annual Report

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FRANKLIN LIMITED DURATION INCOME TRUST
STATEMENT OF INVESTMENTS

		Principal
	Country	Amount*	Value

Asset-Backed Securities and Commercial Mortgage-Backed
Securities 7.7%
Banks 3.6%
Banc of America Commercial Mortgage Trust, 2006-4, AJ, 5.695%, 7/10/46	United States	506,643	$505,673
[j] Bear Stearns ARM Trust, 2004-4, A6, FRN, 3.195%, 6/25/34	United States	628,641	636,674
Bear Stearns Commercial Mortgage Securities Trust, 2006-PW13, AJ, 5.611%,
9/11/41	United States	112,637	112,535
Citigroup Commercial Mortgage Trust,
2006-C5, AJ, 5.482%, 10/15/49	United States	648,986	615,442
[j] 2007-C6, AM, FRN, 5.922%, 12/10/49.	United States	1,520,000	1,540,230
2015-GC27, A5, 3.137%, 2/10/48	United States	1,520,000	1,518,010
[j] Commercial Mortgage Trust, 2006-GG7, AJ, FRN, 5.951%, 7/10/38	United States	1,005,000	852,192
CSAIL Commercial Mortgage Trust, 2015-C1, A4, 3.505%, 4/15/50	United States	1,410,000	1,448,432
JPMBB Commercial Mortgage Securities Trust, 2015-C28, A4, 3.227%, 10/15/48 .	United States	1,410,000	1,415,063
[j] Merrill Lynch Mortgage Investors Trust,
[n] 2003-OPT1, B2, FRN, 5.107%, 7/25/34	United States	33,301	6,168
2005-A6, 2A3, FRN, 1.362%, 8/25/35	United States	311,247	301,759
[j] Morgan Stanley ABS Capital I Inc. Trust, 2003-NC10, B1, FRN, 5.932%, 10/25/33.	United States	350,442	327,622
[j] Morgan Stanley Capital I Trust,
2006-HQ8, AJ, FRN, 5.627%, 3/12/44	United States	18,457	18,524
2007-IQ16, AMA, FRN, 6.064%, 12/12/49	United States	645,000	659,870
Wells Fargo Commercial Mortgage Trust, 2014-LC16, A4, 3.548%, 8/15/50	United States	550,000	565,612
			10,523,806
Diversified Financials 3.5%
[j,n] Argent Securities Inc., 2003-W5, M4, FRN, 6.607%, 10/25/33	United States	346,500	349,766
[d,j] Atrium XI, 11A, C, 144A, FRN, 4.241%, 10/23/25	United States	910,000	910,073
[d,j] BCAP LLC Trust, 2009-RR1, 2A2, 144A, FRN, 3.081%, 5/26/35	United States	1,600,000	1,514,199
[j] Chase Funding Trust, 2004-2, 2A2, FRN, 1.482%, 2/26/35	United States	456,519	423,055
[d,j] CIFC Funding Ltd., 2007-3A, A1J, 144A, FRN, 1.432%, 7/26/21	United States	161,874	161,874
[j] FHLMC Structured Agency Credit Risk Debt Notes,
2014-DN1, M2, FRN, 3.182%, 2/25/24	United States	2,300,000	2,366,170
2014-DN4, M2, FRN, 3.382%, 10/25/24.	United States	184,209	184,677
2014-HQ2, M2, FRN, 3.182%, 9/25/24	United States	900,000	926,380
2015-DN1, M2, FRN, 3.382%, 1/25/25	United States	781,201	785,924
2015-HQ1, M2, FRN, 3.182%, 3/25/25	United States	641,422	650,546
[j] Impac Secured Assets Trust, 2007-2, FRN, 1.232%, 4/25/37	United States	316,900	304,357
JP Morgan Chase Commercial Mortgage Securities Trust, 2006-CB17, AM,
5.464%, 12/12/43	United States	22,464	22,452
[j] MortgageIT Trust, 2004-1, A2, FRN, 1.882%, 11/25/34	United States	374,999	358,724
[j] Opteum Mortgage Acceptance Corp. Trust, 2005-4, 1APT, FRN, 1.292%,
11/25/35	United States	543,887	524,712
[j,n] Option One Mortgage Loan Trust, 2003-6, M5, FRN, 5.932%, 11/25/33	United States	193,392	137,946
[j] Structured Asset Investment Loan Trust, 2003-BC2, M3, FRN, 5.857%, 4/25/33	United States	13,987	9,521
[j] Structured Asset Securities Corp., 2005-2XS, 2A2, FRN, 2.284%, 2/25/35	United States	402,592	386,754
Wells Fargo Mortgage Backed Securities Trust,
[j] 2004-W, A9, FRN, 3.004%, 11/25/34	United States	270,714	274,845
2007-3, 3A1, 5.50%, 4/25/22	United States	94,954	97,175
[d,j] Westchester CLO Ltd., 2007-1A, A1A, 144A, FRN, 1.259%, 8/01/22	United States	25,525	25,508
			10,414,658

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Annual Report

FRANKLIN LIMITED DURATION INCOME TRUST
STATEMENT OF INVESTMENTS

		Principal
	Country	Amount*	Value

Asset-Backed Securities and Commercial Mortgage-Backed
Securities (continued)
Real Estate 0.6%
[d,j] Invitation Homes Trust, 2015-SFR1, A, 144A, FRN, 2.393%, 3/17/32	United States	862,540	$868,236
[j] Thornburg Mortgage Securities Trust, 2005-1, A3, FRN, 3.092%, 4/25/45	United States	789,945	791,437
			1,659,673
Total Asset-Backed Securities and Commercial Mortgage-
Backed Securities (Cost $22,818,453)			22,598,137

Mortgage-Backed Securities 38.0%
[j] Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.1%
FHLMC, 3.202%, 5/01/34	United States	90,696	95,320
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 18.7%
FHLMC Gold 15 Year, 5.00%, 12/01/23	United States	607,783	651,434
FHLMC Gold 15 Year, 5.50%, 7/01/19.	United States	10,242	10,592
FHLMC Gold 30 Year, 3.00%, 4/01/47.	United States	6,100,000	6,048,917
[o] FHLMC Gold 30 Year, 3.00%, 4/01/47.	United States	6,450,000	6,390,035
FHLMC Gold 30 Year, 3.50%, 3/01/45.	United States	53,338	54,610
FHLMC Gold 30 Year, 3.50%, 3/01/47.	United States	7,285,600	7,459,331
[o] FHLMC Gold 30 Year, 3.50%, 4/01/47.	United States	7,980,000	8,162,355
FHLMC Gold 30 Year, 4.00%, 3/01/47.	United States	12,941,308	13,593,744
[o] FHLMC Gold 30 Year, 4.00%, 4/01/47.	United States	9,935,000	10,422,436
FHLMC Gold 30 Year, 6.00%, 7/01/28 - 11/01/36	United States	705,798	802,023
FHLMC Gold 30 Year, 6.50%, 8/01/27 - 3/01/38	United States	385,716	431,979
FHLMC Gold 30 Year, 7.00%, 9/01/27.	United States	115,019	126,400
FHLMC Gold 30 Year, 8.00%, 1/01/31.	United States	8,278	8,439
FHLMC Gold 30 Year, 8.50%, 7/01/31.	United States	350,506	423,329
			54,585,624
[j] Federal National Mortgage Association (FNMA) Adjustable Rate 0.2%
FNMA, 2.665% - 2.85%, 6/01/32 - 7/01/34	United States	578,544	602,409
Federal National Mortgage Association (FNMA) Fixed Rate 13.3%
FNMA 15 Year, 3.00%, 8/01/27	United States	16,577	17,062
FNMA 15 Year, 3.50%, 1/01/21 - 1/01/26.	United States	52,035	54,207
FNMA 15 Year, 5.50%, 7/01/20	United States	180,112	186,506
FNMA 15 Year, 6.50%, 7/01/20	United States	400	407
FNMA 30 Year, 3.00%, 4/01/47	United States	1,500,000	1,488,988
[o] FNMA 30 Year, 3.00%, 4/01/47	United States	6,450,000	6,397,090
FNMA 30 Year, 3.50%, 1/01/45 - 7/01/46.	United States	2,151,047	2,202,465
FNMA 30 Year, 3.50%, 4/01/47	United States	2,000,000	2,047,770
[o] FNMA 30 Year, 3.50%, 4/01/47	United States	6,825,000	6,982,295
FNMA 30 Year, 4.00%, 11/01/44 - 1/01/45	United States	1,318,310	1,383,657
FNMA 30 Year, 4.00%, 3/01/47	United States	2,400,000	2,519,611
[o] FNMA 30 Year, 4.00%, 4/01/47	United States	8,375,000	8,785,244
FNMA 30 Year, 4.50%, 12/01/44	United States	788,467	845,856
FNMA 30 Year, 4.50%, 5/01/24 - 12/01/44	United States	2,507,411	2,689,943
[o] FNMA 30 Year, 4.50%, 4/01/47	United States	675,000	723,911
FNMA 30 Year, 5.00%, 5/01/38 - 7/01/39.	United States	531,057	581,071
FNMA 30 Year, 5.50%, 6/01/37	United States	504,654	562,607
FNMA 30 Year, 6.00%, 4/01/33 - 6/01/38.	United States	1,093,052	1,238,291
FNMA 30 Year, 6.50%, 8/01/32	United States	142,285	162,189
FNMA 30 Year, 7.00%, 9/01/18	United States	10,629	10,837
FNMA 30 Year, 8.00%, 10/01/29	United States	8,705	8,700
			38,888,707

20 Annual Report

franklintempleton.com

FRANKLIN LIMITED DURATION INCOME TRUST
STATEMENT OF INVESTMENTS

		Principal
	Country	Amount*	Value

Mortgage-Backed Securities (continued)
Government National Mortgage Association (GNMA) Fixed Rate 5.7%
GNMA I SF 30 Year, 6.50%, 6/15/31 - 12/15/33	United States	421,625	$478,348
GNMA II SF 30 Year, 3.50%, 3/20/45 - 12/20/45.	United States	959,000	995,676
GNMA II SF 30 Year, 3.50%, 3/20/47	United States	5,500,000	5,710,342
[o] GNMA II SF 30 Year, 3.50%, 4/01/47	United States	8,915,000	9,243,392
GNMA II SF 30 Year, 7.00%, 1/20/24 - 1/20/29	United States	45,684	51,777
GNMA II SF 30 Year, 8.00%, 1/20/28 - 10/20/31.	United States	116,090	139,015
			16,618,550
Total Mortgage-Backed Securities (Cost $109,913,623)			110,790,610

		Shares

Escrows and Litigation Trusts 0.0%†
[a,c] Midstates Petroleum Co. Inc./Midstates Petroleum Co. LLC, Litigation Trust	United States	800,000	—
[a,c] NewPage Corp., Litigation Trust	United States	1,500,000	—
[a] Penn Virginia Corp., Litigation Trust	United States	300,000	6,750
[a,c] Vistra Energy Corp., Litigation Trust	United States	2,000,000	23,200
[a] Vistra Energy Corp., Litigation Trust, TRA	United States	34,252	39,390
Total Escrows and Litigation Trusts (Cost $179,359)			69,340
Total Investments before Short Term Investments
(Cost $430,852,411)			429,155,202

Short Term Investments (Cost $21,388,024) 7.3%
Money Market Funds 7.3%
[p,q] Institutional Fiduciary Trust Money Market Portfolio, 0.32%	United States	21,388,024	21,388,024
Total Investments (Cost $452,240,435) 154.4%			450,543,226
Preferred Shares (30.8)%.			(90,000,000)
Other Assets, less Liabilities (23.6)%			(68,667,952)
Net Assets 100.0%.			$291,875,274

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Annual Report

FRANKLIN LIMITED DURATION INCOME TRUST
STATEMENT OF INVESTMENTS

See Abbreviations on page 35.

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bSee Note 9 regarding restricted securities.

cSecurity has been deemed illiquid because it may not be able to be sold within seven days. At March 31, 2017, the aggregate value of these securities was $108,705, representing less than 0.1% of net assets.
dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
March 31, 2017, the aggregate value of these securities was $79,548,091, representing 27.3% of net assets.
ePerpetual security with no stated maturity date.
fSee Note 8 regarding defaulted securities.
gAt March 31, 2017, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading this security at year end.
hIncome may be received in additional securities and/or cash.
iSecurity purchased on a when-issued basis. See Note 1(c).
jThe coupon rate shown represents the rate at period end.
kSee Note 1(f) regarding senior floating rate interests.
lA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).
mPrincipal amount is stated in 100 Mexican Peso Units.
nThe bond pays interest and/or principal based upon the issuer’s ability to pay, which may be less than the stated interest rate or principal paydown.
oSecurity purchased on a to-be-announced (TBA) basis. See Note 1(c).
pSee Note 4(c) regarding investments in affiliated management investment companies.
qThe rate shown is the annualized seven-day yield at period end.

22 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

FRANKLIN LIMITED DURATION INCOME TRUST

Financial Statements

Statement of Assets and Liabilities
March 31, 2017

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$430,852,411
Cost - Non-controlled affiliates (Note 4c)	21,388,024
Total cost of investments	$452,240,435
Value - Unaffiliated issuers	$429,155,202
Value - Non-controlled affiliates (Note 4c)	21,388,024
Total value of investments	450,543,226
Cash	1,609,340
Foreign currency, at value (cost $204,767)	204,450
Receivables:
Investment securities sold	332,965
Interest.	3,150,695
Total assets	455,840,676
Liabilities:
Payables:
Investment securities purchased	70,942,457
Management fees	262,740
Distributions to common shareholders	2,459,329
Distributions to preferred shareholders	14,256
Accrued expenses and other liabilities	286,620
Total liabilities	73,965,402
Preferred shares at redemption value [$25,000 liquidation preference per share (3,600 shares outstanding)](Note 3)	90,000,000
Net assets applicable to common shares	$291,875,274
Net assets applicable to common shares consist of:
Paid-in capital	$318,326,409
Distributions in excess of net investment income	(2,905,016)
Net unrealized appreciation (depreciation)	(1,694,356)
Accumulated net realized gain (loss)	(21,851,763)
Net assets applicable to common shares	$291,875,274
Common shares outstanding	22,604,126
Net asset value per common share	$12.91

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The accompanying notes are an integral part of these financial statements. | Annual Report 23

FRANKLIN LIMITED DURATION INCOME TRUST
FINANCIAL STATEMENTS

Statement of Operations
for the year ended March 31, 2017

Investment income:
Dividends:
Unaffiliated issuers	$79,460
Non-controlled affiliates (Note 4c)	17,638
Interest	20,933,834
Total investment income	21,030,932
Expenses:
Management fees (Note 4a)	3,533,100
Transfer agent fees	296,828
Custodian fees (Note 5)	5,004
Reports to shareholders	43,978
Professional fees.	545,500
Trustees’ fees and expenses.	18,499
Auction agent fees and expenses	45,313
Other	113,704
Total expenses	4,601,926
Expense reductions (Note 5)	(2,348)
Expenses waived/paid by affiliates (Note 4c)	(82,617)
Net expenses	4,516,961
Net investment income	16,513,971
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(6,492,758)
Foreign currency transactions	(2,374,987)
Net realized gain (loss)	(8,867,745)
Net change in unrealized appreciation (depreciation) on:
Investments	31,468,913
Translation of other assets and liabilities
denominated in foreign currencies	608,139
Net change in unrealized appreciation (depreciation)	32,077,052
Net realized and unrealized gain (loss)	23,209,307
Net increase (decrease) in net assets resulting from operations	$39,723,278
Distributions to preferred shareholders from net investment income	(1,856,851)
Net increase (decrease) in net assets applicable to common shares resulting from operations	$37,866,427

24 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

FRANKLIN LIMITED DURATION INCOME TRUST
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended March 31,
	2017	2016
Increase (decrease) in net assets:
Operations:
Net investment income.	$16,513,971	$19,314,915
Net realized gain (loss)	(8,867,745)	(4,929,701)
Net change in unrealized appreciation (depreciation)	32,077,052	(32,808,492)
Distributions to preferred shareholders from net investment income	(1,856,851)	(1,559,503)
Net increase (decrease) in net assets applicable to common shares resulting from operations	37,866,427	(19,982,781)
Distributions to common shareholders from:
Net investment income	(15,071,636)	(19,965,724)
Tax return of capital	(9,335,223)	—
Total distributions to common shareholders	(24,406,859)	(19,965,724)
Capital share transactions from - repurchase of shares (Note 2)	(53,715,818)	—
Net increase (decrease) in net assets	(40,256,250)	(39,948,505)
Net assets applicable to common shares:
Beginning of year	332,131,524	372,080,029
End of year	$291,875,274	$332,131,524
Distributions in excess of net investment income included in net assets:
End of year	$(2,905,016)	$(2,022,514)

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The accompanying notes are an integral part of these financial statements. | Annual Report 25

FRANKLIN LIMITED DURATION INCOME TRUST

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Limited Duration Income Trust (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as a closed-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP).

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these

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valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued or Delayed Delivery and TBA Basis

The Fund purchases securities on a when-issued or delayed delivery and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities and collateral has been pledged and/or received for open TBA trades.

d. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential

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1. Organization and Significant Accounting

Policies (continued)

d. Derivative Financial Instruments (continued)

for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 10 regarding other derivative information.

e. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution where the Fund sells (or buys) mortgage-backed securities for delivery on a specified date and simultaneously contracts to repurchase (or sell) substantially similar (same type, coupon, and maturity) securities at a future date and at a predetermined price. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. Transactions in mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund’s portfolio turnover rate. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

The Fund is investing in mortgage dollar rolls as an alternate form of leverage. As a result, the mortgage dollar rolls are considered indebtedness or a “senior security” for purposes of the asset coverage requirements under the 1940 Act.

f. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

g. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of March 31, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded as an adjustment to interest income. Facility fees are recognized as

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income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. The Fund has implemented a managed distribution policy whereby the Fund will make monthly distributions to common shareholders at an annual minimum fixed rate of 10%, based on the average monthly NAV of the Fund’s common shares. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted and, if necessary, a return of capital. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

i. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At March 31, 2017, there were an unlimited number of shares authorized (without par value). During the year ended March 31, 2017 there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

Under the Board approved open-market share repurchase program which commenced on June 1, 2016, the Fund may purchase, from time to time, up to 10% of the Fund’s common shares in open-market transactions, at the discretion of management. Since the inception of the program, the Fund has repurchased a total of 242,561 shares. Transactions in the Fund’s shares, including a tender offer were as follows:

	Year Ended
	March 31, 2017
	Shares	Amount
Shares repurchased[a]	4,231,524	$53,715,818
Weighted average discount of market price to net asset value of
shares repurchased		8.14%

aOn January 19, 2017, the Fund announced a tender offer to purchase for cash up to 15 percent of its issued and outstanding common shares (3,988,963 shares), each without par value. The tender period commenced on January 30, 2017 and expired at 11:59 p.m. Eastern Standard Time on Friday, March 3, 2017 at which time the tender was oversubscribed. The Fund accepted the maximum allowed by the offer of 3,988,963 shares for cash payment at a price equal to $12.73 per share. This purchase price was 98% of the Fund’s net asset value (“NAV”) per share of $12.99 as of the close of regular trading on the New York Stock Exchange on March 6, 2017.

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3. Auction Rate Preferred Shares

The Fund has outstanding 1,200 Preferred Shares Series M, 1,200 Preferred Shares Series W and 1,200 Preferred Shares Series F, each with a $25,000 liquidation preference totaling $90,000,000. Preferred Shares are senior to common shares and the Fund will not declare or pay any dividend on the common shares unless the Fund has declared or paid full cumulative dividends on the Preferred Shares through the most recent dividend date. Dividends to preferred shareholders are cumulative and are declared weekly, at rates established through an auction process. The weekly auctions for Series M, W and F have all failed during the year ended March 31, 2017; consequently, the dividend rate paid on the Preferred Shares has moved to the maximum rate as defined in the prospectus. During the year ended March 31, 2017, the dividends on Preferred Shares ranged from 1.89% to 2.45%.

The Fund is required to maintain, on a weekly basis, a specified discounted value of its portfolio in compliance with guidelines established by Fitch Ratings and Moody’s Investor Services Inc., and is required to maintain asset coverage for the Preferred Shares of at least 200%.

The Preferred Shares are redeemable by the Fund at any time and are subject to mandatory redemption if the asset coverage or discounted value requirements are not met. During the year ended March 31, 2017, all requirements were met.

4. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager

a. Management Fees

The Fund pays an investment management fee to Advisers of 0.70% per year of the average daily managed assets. Managed assets are defined as the Fund’s gross asset value minus the sum of accrued liabilities, other than the liquidation value of the Preferred Shares and other financial leverage.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

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c. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to April 1, 2013, the waiver was accounted for as a reduction to management fees. During the year ended March 31, 2017, the Fund held investments in affiliated management investment companies as follows:

% of
Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares	Value			Outstanding
	at Beginning	Gross	Gross	Held at End	at End	Investment	Realized	Held at End
	of Year	Additions	Reductions	of Year	of Year	Income	Gain (Loss)	of Year

Non-Controlled Affiliates
Institutional Fiduciary Trust Money
Market Portfolio, 0.32%	18,383,143	174,643,675	(171,638,794)	21,388,024	$21,388,024	$17,638	$-	0.1%

d. Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended March 31, 2017, the purchase and sale transactions aggregated $0 and $176,375, respectively.

5. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended March 31, 2017, the custodian fees were reduced as noted in the the Statement of Operations.

6. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At March 31, 2017, the capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2018	$8,480,888
Capital loss carryforwards not subject to expiration:
Short term	447,668
Long term	12,920,343
Total capital loss carryforwards	$21,848,899

The tax character of distributions paid during the years ended March 31, 2017 and 2016, was as follows:

Distributions paid from:	2017	2016
Ordinary income	$16,928,487	$21,525,227
Return of capital	9,335,223	—
	$26,263,710	$21,525,227

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6. Income Taxes (continued)

At March 31, 2017, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$452,531,045

Unrealized appreciation	$9,176,904
Unrealized depreciation	(11,164,723)
Net unrealized appreciation (depreciation)	$(1,987,819)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities, foreign currency transactions, paydown losses and bond discounts and premiums.

7. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended March 31, 2017, aggregated $1,275,723,980 and $1,348,551,540, respectively.

8. Credit Risk and Defaulted Securities

At March 31, 2017, the Fund had 62.5% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held a defaulted security and/or other securities for which the income has been deemed uncollectible. At March 31, 2017, the value of this security was $302,500, representing 0.1% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The security has been identified in the accompanying Statement of Investments.

9. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At March 31, 2017, investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

		Acquisition
Shares	Issuer	Date	Cost	Value
67,554	[a] Halcon Resources Corp	10/23/12 - 3/03/14	$1,963,999	$510,461
404	Nine Point Energy Holdings Inc., cvt. pfd	3/24/17	377,604	377,604
18,477	Nine Point Energy LLC	7/15/14 - 1/5/15	830,630	300,000
	Total Restricted Securities (Value is 0.4% of Net Assets)		$3,172,233	$1,188,065

[a]The Fund also invests in unrestricted securities or other investments in the issuer, valued at $11,310 as of March 31, 2017.

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10. Other Derivative Information

For the year ended March 31, 2017, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Net Change in
Unrealized
Derivative Contracts		Net Realized		Appreciation
Not Accounted for as	Statement of	Gain (Loss) for	Statement of	(Depreciation)
Hedging Instruments	Operations Locations	the Year	Operations Locations	for the Year

	Net realized gain (loss) from:		Net change in unrealized
appreciation (depreciation) on:
Foreign exchange contracts	Foreign currency transactions	$(2,353,501)[a]	Translation of other assets	$608,806	[a]
and liabilities denominated
in foreign currencies

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the year ended March 31, 2017, the average month end fair value of derivatives represented 0.1% of average month end net assets. The average month end number of open derivatives contracts for the year was 2.

See Note 1(d) regarding derivative financial instruments.

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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11.	Fair Value Measurements (continued)
A	summary of inputs used as of March 31, 2017, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:
Equity Investments:[a]
Energy.	$1,307,719	$720,770	$1,188,355		$3,216,844
Transportation	—	85,215	—		85,215
All Other Equity Investments[b]	583,269	—[c]	—		583,269
Convertible Bonds	—	1,472,552	—		1,472,552
Corporate Bonds	—	146,214,899	—		146,214,899
Senior Floating Rate Interests	—	142,402,330	—		142,402,330
Foreign Government and Agency Securities	—	1,722,006	—		1,722,006
Asset-Backed Securities and Commercial
Mortgage-Backed Securities.	—	22,591,969	6,168		22,598,137
Mortgage-Backed Securities	—	110,790,610	—		110,790,610
Escrows and Litigation Trusts	39,390	6,750	23,200	[c]	69,340
Short Term Investments	21,388,024	—	—		21,388,024
Total Investments in Securities	$23,318,402	$426,007,101	$1,217,723		$450,543,226

aIncludes common and convertible preferred stocks as well as other equity investments.
bFor detailed categories, see the accompanying Statement of Investments.
cIncludes securities determined to have no value at March 31, 2017.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

12. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

13. New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

14. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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Abbreviations

Currency		Selected Portfolio
MXN	Mexican Peso	CLO	Collateralized Loan Obligation
		FHLMC	Federal Home Loan Mortgage Corp.
		FNMA	Federal National Mortgage Association
		FRN	Floating Rate Note
		GNMA	Government National Mortgage Association
		PIK	Payment-In-Kind
		SF	Single Family
		TRA	Tax Receivable Agreement Right

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Limited Duration Income Trust

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Limited Duration Income Trust (the “Fund”) at March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2017 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
May 18, 2017

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Tax Information (unaudited)

Under Section 871(k)(1)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $13,764,964 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended March 31, 2017.

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Annual Meeting of Shareholders

October 28, 2016

At an Annual Meeting of Shareholders (the “Meeting”) of the Fund held on October 28, 2016, shareholders elected Harris J. Ashton, Edith E. Holiday and John B. Wilson as Trustees of the Fund to hold office for a three year term, set to expire at the 2019 Annual Meeting of Shareholders. These terms continue, however, until their successors are duly elected and qualified or until a Trustee’s resignation, retirement, death or removal, whichever is earlier. Ronald Mass, Thomas H. McGlade, and Peter Tchir, who were nominated by Saba Capital Management, L.P. (“Saba”), were not elected.

The results of the voting are as follows:
	Common and Preferred Shares
Trustee Nominees	For	Withheld
Harris J. Ashton	10,166,738	293,760
Edith E. Holiday	10,169,217	291,281
John B. Wilson	10,175,438	285,060
Ronald Mass	8,070,769	135,154
Thomas H. McGlade	8,070,769	135,154
Peter Tchir	8,070,769	135,154

Note: Mary Choksi, Gregory E. Johnson, Rupert H. Johnson, J. Michael Luttig and Larry D. Thompson are Trustees of the Fund who are currently serving and whose terms of office continued after the meeting.

At the Meeting, shareholders voted against the following Shareholder Proposal submitted by Saba:

BE IT RESOLVED, that the shareholders of Franklin Limited Duration Income Trust (the "Fund"), requests that the Board of Trustees (the "Board") consider authorizing a self-tender offer for all outstanding shares of the Fund at or close to net asset value ("NAV"). If more than 50% of the Fund’s outstanding shares are submitted for tender, the tender offer should be cancelled and the Board should take the steps necessary to liquidate or convert the Fund into an open-end mutual fund.

The results of the voting were as follows:
		Common and Preferred Shares
	For	Against	Withhold
Shareholder Proposal	8,145,947	10,275,662	236,144

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Dividend Reinvestment Plan

The Fund’s Dividend Reinvestment Plan (Plan) offers you a prompt and simple way to reinvest dividends and capital gain distributions (Distributions) in shares of the Fund. American Stock Transfer & Trust Company, LLC (Plan Agent), P.O. Box 922, Wall Street Station, New York, NY 10269-0560, acts as your Plan Agent in administering the Plan. The Agent will open an account for you under the Plan in the same name as your outstanding shares are registered.

You are automatically enrolled in the Plan unless you elect to receive Distributions in cash. If you own shares in your own name, you should notify the Agent, in writing, if you wish to receive Distributions in cash.

If the Fund declares a Distribution, you, as a participant in the Plan, will automatically receive an equivalent amount of shares of the Fund purchased on your behalf by the Agent. If on the payment date for a Distribution, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions, the Agent shall receive newly issued shares, including fractions, from the Fund for your account. The number of additional shares to be credited shall be determined by dividing the dollar amount of the Distribution by the greater of the net asset value per share on the payment date, or 95% of the then current market price per share.

If the net asset value per share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent (or a broker-dealer selected by the Agent) shall try, for a purchase period of 30 days, to apply the amount of such Distribution on your shares (less your pro rata share of brokerage commissions incurred) to purchase shares on the open market. The weighted average price (including brokerage commissions) of all shares it purchases shall be your allocated price per share. If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the shares as of the payment date, the purchase price the Agent paid may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if such Distribution had been paid in shares issued by the Fund. Participants should note that they will not be able to instruct the Agent to purchase shares at a specific time or at a specific price. The Agent may make open-market purchases on any securities exchange where shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine.

The market price of shares on a particular date shall be the last sales price on NYSE MKT, or, if there is no sale on the exchange on that date, then the mean between the closing bid and asked quotations on the exchange on such date. The net asset value per share on a particular date shall be the amount most recently calculated by or on behalf of the Fund as required by law.

The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Agent’s negligence, bad faith, or willful misconduct or that of its employees. Your uninvested funds held by the Agent will not bear interest. The Agent shall have no responsibility for the value of shares acquired. For the purpose of cash investments, the Agent may commingle your funds with those of other participants in the same Fund.

There is no direct charge to participants for reinvesting Distributions, since the Agent’s fees are paid by the Fund. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. If you elect by notice to the Agent to have it sell part or all of your shares and remit the proceeds, the Agent will deduct brokerage commissions from the proceeds.

The automatic reinvestment of Distributions does not relieve you of any taxes that may be payable on Distributions. In connection with the reinvestment of Distributions, shareholders generally will be treated as having received a Distribution equal to the cash Distribution that would have been paid.

The Agent will forward to you any proxy solicitation material and will vote any shares so held for you first in accordance with the instructions set forth on proxies you return to the Fund, and then with respect to any proxies you do not return to the Fund in the same portion as the Agent votes proxies the participants return to the Fund.

As long as you participate in the Plan, the Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you. Upon your written request, the Agent will deliver to you, without charge, a certificate or certificates for the full shares. The Agent will send you a confirmation of each acquisition made for your

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DIVIDEND REINVESTMENT PLAN

account as soon as practicable, but not later than 60 days after the acquisition date. Although from time to time you may have an undivided fractional interest in a share of the Fund, no certificates for a fractional share will be issued. Distributions on fractional shares will be credited to your account. If you terminate your account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of shares at the time of termination.

You may withdraw from the Plan at any time, without penalty, by notifying the Agent in writing at the address above or by telephone at (800) 416-5585. Such termination will be effective with respect to a Distribution if the Agent receives your notice prior to the Distribution record date. The Agent or the Fund may terminate the Plan upon notice to you in writing mailed at least 30 days prior to any record date for the payment of any Distribution. Upon any termination, the Agent will issue, without charge, stock certificates for all full shares you own and will convert any fractional shares you hold at the time of termination to cash at current market price and send you a check for the proceeds.

The Fund or the Agent may amend the Plan. You will receive written notice at least 30 days before the effective date of any amendment.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 2003	142	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950)	Trustee	Since 2014	136	Avis Budget Group Inc. (car rental)
One Franklin Parkway				(2007-present), Omnicom Group Inc.
San Mateo, CA 94403-1906				(advertising and marketing
				communications services)
				(2011-present) and H.J. Heinz
				Company (processed foods and allied
				products) (1998-2006)
Principal Occupation During at Least the Past 5 Years:
Senior Advisor, Strategic Investment Group (investment management group) (2015-present); director of various companies; and formerly,
Founding Partner and Senior Managing Director, Strategic Investment Group (1987–2015); Founding Partner and Managing Director, Emerging
Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment
Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952)	Trustee	Since 2005	142	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1993-present),
San Mateo, CA 94403-1906				Canadian National Railway (railroad)
				(2001-present), White Mountains
				Insurance Group, Ltd. (holding
				company) (2004-present). Santander
				Consumer USA (consumer finance)
				(2016-present), RTI International
				Metals, Inc. (manufacture and
				distribution of titanium) (1999-2015)
				and H.J. Heinz Company (processed
				foods and allied products)
				(1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	142	Boeing Capital Corporation (aircraft
One Franklin Parkway				financing) (2006-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present);
and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth		Length of		Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served		by Board Member*	During at Least the Past 5 Years

Larry D. Thompson (1945)	Trustee	Since 2007		142	The Southern Company (energy
One Franklin Parkway					company) (2014-present; previously
San Mateo, CA 94403-1906					2010-2012), Graham Holdings
Company (education and media
organization) (2011-present) and
Cbeyond, Inc. (business
communications provider)
(2010-2012).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present;
previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc.
(consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011);
Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959)	Lead	Trustee since		116	None
One Franklin Parkway	Independent	2006 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
Trustee since
2008
Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of		Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served		by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee and	Trustee since		158	None
One Franklin Parkway	Vice President	2013	and
San Mateo, CA 94403-1906		Vice President
since 2003
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the		142	None
One Franklin Parkway	the Board,	Board since
San Mateo, CA 94403-1906	Trustee and	2013, Trustee and
	Senior Vice	Senior Vice
	President	President since
2003
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and
officer of 45 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin
Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948)	Vice President	Since 2016	Not Applicable	Not Applicable
One Franklin Parkway	– AML
San Mateo, CA 94403-1906	Compliance
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc., and Franklin Templeton
Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy	President and	Since 2003	Not Applicable	Not Applicable
(1962)	Chief
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the
South; Vice President and Assistant Secretary, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Navid J. Tofigh (1972)	Vice President	Since 2015	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director ofFranklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective November 1, 2016, Frank A. Olson ceased to be a trustee of the Trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of
Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and

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Interested Board Members and Officers (continued)

experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases or the listing standards applicable to the Fund.

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Shareholder Information

Board Approval of Investment Management Agreements

Franklin Limited Duration Income Trust

(Fund)

At an in-person meeting held on February 28, 2017 (Meeting), the Board of Trustees (Board) of the Fund, including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Fund (Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent, and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the existing management fees are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund (including its share price discount to net asset value); reports on expenses and shareholder services; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board noted management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity, derivatives and liquidity risk management.

The Board also considered the actions that management had recommended and the Board had authorized over the past year to address the Fund’s share price discount to net asset value, including: (1) the Fund’s participation in an open-market share repurchase program pursuant to which the Fund could purchase, from time to time, up to 10% of the Fund’s common shares in open market transactions, at the discretion of management; (2) a nine-month discount measurement period during which management would observe whether the Fund’s shares traded at an average market price discount from net asset value of 10% or more during 90-day period and, if so, the Board would take action; (3) an issuer tender offer to purchase up to 15% of the Fund’s common shares; and (4) a managed distribution plan for 2017 whereby the Fund makes monthly distributions to common shareholders at an annual minimum fixed rate of 10%, based on the average monthly net asset value of the common shares.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital

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investments relating to the services provided to the Fund by the Franklin Templeton Investments (FTI) organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended December 31, 2016. The Board considered the performance returns for the Fund in comparison to a variety of measures including, among others: (a) the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data; and (b) the Fund’s customized benchmark based on indices reflecting the Fund’s strategy of investing in one-third each of high yield bonds, leveraged loans and mortgage-backed securities (Benchmark). The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below. Such results are based on net asset value without regard to market discounts or premiums.

The Performance Universe for the Fund included the Fund and all leveraged closed-end general bond funds. While the Board noted that the Fund’s annualized income return and annualized total return for the one-, three-, five- and 10-year periods were below the medians of the Performance Universe, management explained that the Performance Universe was composed of a disparate mix of closed-end high yield, investment-grade corporate and multi-sector fixed income funds that generally differed from the Fund’s primary asset classes, e.g., only one fund has the limited duration investment mandate followed by the Fund. Management also noted that the Fund had outperformed its Benchmark that more accurately reflected the Fund’s asset classes over the one-, five- and 10-year periods. The Board took this explanation into account and noted that the Fund’s annualized income return for each of the one-, three-, five- and 10-year periods, while below the median, exceeded 6%. The Board also noted that the Fund’s annualized total return for the one-year period, while below the median, exceeded 11% and was in the middle performing quintile of the Performance Universe.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including management fees; underlying fund expenses, if any; investment-related expenses; and other non-management fees. The Board considered the actual total expense ratio and, separately, the contractual management fee rate (Management Rate) of the Fund in comparison to the median ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from the fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund and eight other leveraged closed end general bond funds. The Board noted that the Management Rate and actual total expense ratio for the Fund were below the medians of its Expense Group. The Board concluded that the Management Rate charged to the Fund is fair and reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2016, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm has been engaged by the Manager to periodically review the reasonableness of the allocation

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methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. The Board believes that a Manager’s ability to realize economies of scale and the sharing of such benefit is a more relevant consideration in the case of an open-end fund whose size increases as a result of the continuous sale of its shares. A closed-end fund such as the Fund does not continuously offer shares, and growth following its initial public offering will primarily result from market appreciation, which benefits its shareholders. While believing economies of scale to be less of a factor in the context of a closed-end fund, the Board believes at some point an increase in size may lead to economies of scale that should be shared with the Fund and its shareholders and intends to monitor future growth of the Fund accordingly.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

48 Annual Report

franklintempleton.com

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $77,072 for the fiscal year ended March 31, 2017 and $77,414 for the fiscal year ended March 31, 2016.

(b)  Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d)  All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended March 31, 2017 and $118 for the fiscal year ended March 31, 2016.  The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $255,000 for the fiscal year ended March 31, 2017 and $663,151 for the fiscal year ended March 31, 2016. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and derivatives assessment, and the review of system processes related to fixed income securities.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $255,000 for the fiscal year ended March 31, 2017 and $663,269 for the fiscal year ended March 31, 2016.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Members of the Audit Committee are: Mary C. Choksi, J. Michael Luttig, Larry D. Thompson and John B. Wilson.

Item 6. Schedule of Investments.          N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End

Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's investment manager, Franklin Advisers, Inc., in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the best interests of the Fund and its shareholders.

The investment manager has delegated its administrative duties with respect to the voting of proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the best interests of the Fund and its shareholders.

To assist it in analyzing proxies of equity securities, the investment manager subscribes to Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, vote execution services, ballot reconciliation services, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, the investment manager has a supplemental subscription to Egan-Jones Proxy Services (Egan-Jones), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although analyses provided by ISS, Glass Lewis, Egan-Jones, and/or another independent third party proxy service provider (each a Proxy Service) are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from a Proxy Service or any third party to be determinative of the investment manager's ultimate decision. Rather, the investment manager exercises its independent judgment in making voting decisions. For most proxy proposals, the investment manager’s evaluation should result in the same position being taken for all Funds. In some cases, however, the evaluation may result in a Fund voting differently, depending upon the nature and objective of the Fund, the composition of its portfolio and other factors. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the best interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service; or send the proxy directly to the Fund's board or a committee of the board with the investment manager's recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from a Proxy Service and relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund's board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (E), (F), or (G) of the 1940 Act, the rules thereunder, or pursuant to a SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the underlying fund's shares.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company's management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Engagement with issuers. The investment manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The investment manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The investment manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.

Investment manager’s proxy voting policies and principles     The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by-case basis.

Board of directors.     The investment manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager supports boards with strong risk management oversight. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the investment manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.

Ratification of auditors of portfolio companies.     The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence. The investment manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management and director compensation.     A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues.     The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting. The investment manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to capital structure.     The investment manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring.     Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and social issues.     The investment manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes the investment manager’s approach to consideration of environmental, social and governance issues within the investment manager’s processes and ownership practices.

In the investment manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the investment manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the investment manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues. The investment manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

The investment manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the investment manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

Governance matters.     The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

Proxy access.     In cases where the investment manager is satisfied with company performance and the responsiveness of management, it will generally vote against shareholder proxy access proposals not supported by management. In other instances, the investment manager will consider such proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the intentions of the shareholder proponent, and shareholder base.

Global corporate governance.     Many of the tenets discussed above are applied to the investment manager's proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the investment manager held shares on the record date but has sold them prior to the meeting date; (vii) a proxy voting service is not offered by the custodian in the market; (viii) due to either system error or human error, the investment manager’s intended vote is not correctly submitted; (ix) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (x) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

In some non-U.S. jurisdictions, even if the investment manager uses reasonable efforts to vote a proxy on behalf of the Fund, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the investment manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the investment manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the investment manager's votes are not received, or properly tabulated, by an issuer or the issuer's agent.

The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Procedures for meetings involving fixed income securities.     From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the investment manager for each Fund involved. If the Proxy Group does not receive voting instructions from the investment manager, the Proxy Group will take no action on the event. The investment manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”

The Proxy Group will monitor such meetings involving fixed income securities for conflicts of interest in accordance with these procedures for fixed income securities. If a fixed income issuer is flagged as a potential conflict of interest, the investment manager may nonetheless vote as it deems in the best interests of the Fund. The investment manager will report such decisions on an annual basis to the Fund board as may be required.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of May 26, 2017 the portfolio managers of the Fund are as follows:

Roger A. Bayston, CFA, Christopher J. Molumphy, CFA, Glenn I. Voyles, CFA, Madeline Lam, Justin MA, CFA serve as the portfolio management team responsible for managing the Fund's portfolio investment. Each of them has experience managing Franklin mutual funds and private accounts.

Mr. Bayston has been a portfolio manager of the Fund since inception. He joined Franklin Templeton Investments in 1991.

Mr. Molumphy has been a portfolio manager of the Fund since inception. He joined Franklin Templeton Investments in 1988.

Mr. Voyles has been a portfolio manager of the Fund since 2006. He joined Franklin Templeton Investments in 1993.

Ms. Lam has been a portfolio manager of the Fund since 2013. She joined Franklin Templeton Investments in 1998.

Mr. Ma has been a portfolio manager of the Fund since 2013. He joined Franklin Templeton Investments in 2006.

CFA and Chartered Financial Analyst® are trademarks owned by CFA Institute.

(a)(2) This section reflects information about the portfolio managers as of the fiscal year ended March 31, 2017.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:

Name	Number of Other Registered Investment Companies Managed	Assets of Other Registered Investment Companies Managed (x $1 million)	Number of Other Pooled Investment Vehicles Managed[1]	Assets of Other Pooled Investment Vehicles Managed (x $1 million)[1]	Number of Other Accounts Managed[1]	Assets of Other Accounts Managed (x $1 million)[1]
Roger A. Bayston	16	23,274.2	8	3,580.8	1	2,010.9
Madeline Lam	4	5,906.4	1	0	N/A	0
Justin Ma	4	5,906.4	2	591.3	N/A	0
Christopher J. Molumphy	9	20,191.6	5	2,462.5	5	298.6
Glenn I. Voyles	3	4,410.1	4	2,622.3	9	1,055.5

1.  The various pooled investment vehicles and accounts listed are managed by a team of investment professionals.  Accordingly, the individual manager listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts.  The advisory fees for some of such other products and accounts may be different than that charged to the Fund but does include performance based compensation.  This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts.  The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund.  Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management.  As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest.  While the funds and the investment manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation.  The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals.  Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package.  Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary  Each portfolio manager is paid a base salary.

Annual bonus  Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%).  The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager.  The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•         Investment performance.  Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team.  The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•         Non-investment performance.  The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

•         Responsibilities.  The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation  Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Ownership of Fund shares.  The investment manager has a policy of encouraging portfolio managers to invest in the funds they manage.  Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager.  The following is the dollar range of Fund shares beneficially owned by each portfolio manager (such amounts may change from time to time):

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Roger A. Bayston	None
Madeline Lam	None
Justin Ma	None
Christopher J. Molumphy	None
Glenn I. Voyles	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Program	Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (10/1/16 - 10/31/16)	202,437.000	12.12	202,437.000	2,441,004.00
Month #2 (11/1/16 - 11/30/16)	-	-	-	2,441,004.00
Month #3 (12/1/16 - 12/31/16)	-	-	-	2,441,004.00
Month #4 (1/1/17 - 1/31/17)	-	-	-	2,441,004.00
Month #5 (2/1/17 - 2/28/17)	-	-	-	2,441,004.00
Month #6 (3/1/17 - 3/31/17)	-	-	-	2,441,004.00
Total	202,437.000	12.12	202,437.000

The Board approved the share repurchase program to authorize the Fund to repurchase up to 10% of its common shares outstanding in open-market transactions. The commencement date of the repurchase plan was 6/01/2016. Since the inception of the program, the Fund had repurchased a total of 242,561 shares.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN LIMITED DURATION INCOME TRUST

By /s/ Laura F. Fergerson

 Laura F. Fergerson

 Chief Executive Officer –

  Finance and Administration

 Date May 25, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Laura F. Fergerson

 Laura F. Fergerson

 Chief Executive Officer –

  Finance and Administration

  Date May 25, 2017

By /s/ Gaston Gardey

Gaston Gardey

Chief Financial Officer and

 Chief Accounting Officer

 Date May 25, 2017